Contingent consideration	12 Months Ended
Jun. 30, 2021
Contingent Consideration [Abstract]
Disclosure Of Contingent Consideration Liabilities	CONTINGENT CONSIDERATION
Accounting policy
The contingent consideration liability was initially recognised at fair value on 1 October 2020 in accordance with IFRS 3. The liability was included as part of the consideration transferred for the acquisition of the Mponeng operations and related assets (refer to note 14 for further disclosure on the acquisition). Changes in the fair value of the liability subsequent to initial recognition are included in other operating expenses.

Critical accounting estimates and judgements
The contingent consideration liability was initially valued using the discounted cash flow valuation method, discounted at a post-tax real rate of 10.6%.Other assumptions are the forecast Rand/US dollar exchange rate and life-of-mine plans. Subsequent to initial recognition, the assumptions applied for the valuation of the liability were updated. As at 30 June 2021, the contingent consideration was valued using a post-tax real discount rate of 10.3%. Refer to note 15 for R/US$ exchange rates used in the valuation as at 30 June 2021. The fair value calculated for the contingent consideration is level 3 in the fair value hierarchy due to the use of unobservable inputs. At both 1 October 2020 and 30 June 2021, the contingent consideration attributable to the below infrastructure ounces of gold was valued at Rnil.

The movement in the contingent consideration liability is as follows:

SA Rand
Figures in million	2021
Balance as at 1 October 2020 - initial recognition	544
Remeasurement of contingent consideration[1]	(127)
Balance as at 30 June 2021	417
[1] The remeasurement of the liability relates primarily to a change in the production profile, which is based on Harmony's life-of-mine plan at 30 June 2021.